UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 20, 2006

(Date of earliest event reported)

Pan Pacific Retail Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

001-13243	33-0752457
(Commission File Number)	(IRS Employer Identification No.)

1631-B South Melrose Drive Vista, California	92081
(Address of Principal Executive Offices)	(Zip Code)

(760) 727-1002

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 20, 2006, Kimco and Pan Pacific issued a joint press release announcing the preliminary determination of the merger agreement consideration. A copy of the joint press release is filed as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

The following are filed as Exhibits to this Report.

Exhibit No.	Exhibit Description

99.1	Joint Press Release, dated September 20, 2006, announcing the preliminary determination of the merger agreement consideration

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAN PACIFIC RETAIL PROPERTIES, INC.

Date: September 20, 2006	By:	/s/ JOSEPH B. TYSON
		Name:	Joseph B. Tyson
		Title:	Executive Vice President, Chief Financial Officer and Secretary

Exhibit Index

Exhibit No.	Exhibit Description

99.1	Joint Press Release, dated September 20, 2006, announcing the preliminary determination of the merger agreement consideration